AMENDMENT FIVE TO INSURANCE PROCESSING AGREEMENT


This document is Amendment Five to the Insurance Processing Agreement made and entered into effective June 1, 1993, and amended by Amendment One to Insurance Processing Agreement dated June 4, 1998; Amendment Two to Insurance Processing Agreement dated September 25, 1998; Amendment Three to Insurance Processing
Agreement dated October 19, 1998; and Amendment Four to Insurance Processing Agreement dated December 15, 1998 (the "Agreement"), by and between American National Insurance Company ("American National") a Texas corporation, and Legacy Marketing Group ("LMG"), a California corporation.

In consideration of mutual covenants contained herein, the parties agree as follows:

1. Section 6.1 of the Agreement is hereby deleted in its entirety and the following new Section 6.1 shall be substituted therefor:

     "6.1 Subject to termination as hereinafter provided, this Agreement shall remain in force and effect until the close of business on May 15, 1999, the term of this Agreement. This Agreement may be renewed by mutual agreement for additional successive terms of one (1) year unless terminated by either party by prior written notice to the other at least one hundred eighty
     (180) days prior to the end of the initial term or the renewal term."

2. Except as specifically amended hereby, all items and provisions of the Insurance Processing Agreement shall remain in full force and effect.


LEGACY MARKETING GROUP                   AMERICAN NATIONAL INSURANCE
                                         COMPANY


By: /s/ David A. Skup                    By: /s/ David Behrens
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Title: CFO & Treasurer                   Title: Exec VP of Independent Marketing
       ---------------------------              ---------------------------

Witness: /s/ Katie Shannon               Witness: /s/ Gretchen Childress
         -------------------------                -------------------------

Date: 3/25/99                            Date: 3/29/99
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